UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 23, 2014

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7201 West Friendly Avenue		27410
Greensboro, North Carolina		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 23, 2014, Unifi, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for the third quarter ended March 30, 2014 of its 2014 fiscal year, which press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.     REGULATION FD DISCLOSURE.

On April 24, 2014, the Registrant will host a conference call to discuss its preliminary operating results for the third quarter ended March 30, 2014 of its 2014 fiscal year. The slide package prepared for use by management during this conference call is furnished herewith as Exhibit 99.2. All of the information in the conference call and in the slide package is being presented as of April 24, 2014, except for information for which an earlier date is indicated, and the Registrant does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01.     OTHER EVENTS.

On April 23, 2014, the Registrant issued a press release announcing its preliminary operating results for the third quarter ended March 30, 2014 of its 2014 fiscal year, a copy of which press release is filed as Exhibit 99.1 and is incorporated herein by reference.

On April 23, 2014, the Board of Directors of the Registrant approved a new stock repurchase program to acquire up to $50 million of the Registrant’s common stock.

Under the new repurchase program, the Registrant is authorized to repurchase shares at prevailing market prices, through open market purchases or privately negotiated transactions at such times, manner and prices as are determined by management, subject to market conditions, applicable legal requirements, contractual obligations and other factors. The Registrant expects that open market repurchases under the repurchase program will be structured to comply with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, which sets certain restrictions on the method, timing, price and volume of open market stock repurchases.

Repurchases are expected to be financed through cash from operations and borrowings under the Registrant’s revolving credit facility and are subject to applicable limitations and requirements set forth in the Registrant’s credit facility. The repurchase program has no stated expiration or termination date. The Registrant may discontinue repurchases at any time that management determines additional purchases are not warranted. There is no minimum or maximum (subject to the $50 million limitation) number of shares intended to be repurchased or specific time frame in which the Registrant intends to make repurchases.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 23, 2014 with respect to the Registrant’s preliminary operating results for the third quarter ended March 30, 2014 of its 2014 fiscal year.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on April 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/S/ W. RANDY EADDY
W. Randy Eaddy
General Counsel

Dated: April 24, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 23, 2014 with respect to the Registrant’s preliminary operating results for the third quarter ended March 30, 2014 of its 2014 fiscal year.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on April 24, 2014.